Exhibit 10.23

AGREEMENT

          This Agreement (this “Agreement”) is made and entered into as of December 23, 2002, by and between Kim D. Kelly (the “Employee”), Insight Communications Company, Inc., a Delaware corporation (the “Company”), and each stockholder of the Company set forth on the signature page hereof under the heading “Stockholders” (collectively, the “Stockholders”), each of whom is executing this Agreement for the limited purpose described herein.  Each of the Employee and the Company are sometimes referred to herein as a “Party” or, collectively, as the “Parties.”

RECITALS

          WHEREAS, the Employee is (i) indebted to the Company in the principal amount of $9,583,250.11 (the “Loan”), and such Loan is evidenced by that certain Amended and Restated Non-Recourse Secured Promissory Note Due October 1, 2004, dated as of April 1, 2001 (the “Note”) made by the Employee in favor of the Company and (ii) the record and beneficial owner of 788,420 shares (the “Shares”) of Class B common stock, par value $0.01 per share (“Common Stock”), of the Company, which Shares have been pledged to the Company to secure payment of the Note;

          WHEREAS, the Employee desires to surrender to the Company 746,941 Shares (such amount of Shares being referred to as the “Loan Shares”), which equals the outstanding principal on the Note, based upon the closing price of the Company’s Class A Common Stock, par value $0.01 per share, as reported on The Nasdaq National Market on the date of this Agreement, in settlement of the Employee’s obligations under the Loan;

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has carefully reviewed and analyzed the transactions contemplated herein, including alternatives to such transactions, and has approved the transactions and presented its findings to the Board of Directors of the Company;

          WHEREAS, the Board of Directors of the Company voted to ratify the Committee’s approval of such transactions, believing it to be in the Company’s best interest to (i) cancel the Loan in full prior to maturity thereof upon surrender to it of the Loan Shares and (ii) issue certain restricted shares of Common Stock and options to purchase Common Stock to the Employee as an incentive to the Employee to surrender the Employee’s Loan Shares and for the Employee’s long-term future performance; and

          WHEREAS, the Company desires and has agreed to (i) cancel the Loan in full prior to maturity upon surrender to it of the Loan Shares and (ii) issue certain restricted shares of Common Stock and options to purchase Common Stock to the Employee as an incentive to the Employee to surrender the Employee’s Loan Shares and for the Employee’s long-term future performance, all upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.          Surrender of Shares and Cancellation of Note.  Subject to the terms and conditions of this Agreement, the Employee agrees to surrender to the Company the Loan Shares and the Company agrees to cancel the Loan in full upon surrender to it of the Loan Shares. Such transfer and cancellation are collectively referred to herein as the “Loan Repayment.”

          2.          Issuance of Restricted Shares and Options.

A.   Subject to the terms and conditions of this Agreement, the Company agrees to issue to the Employee (i) an aggregate of 450,000 shares of its Class B Common Stock (the “Restricted Shares”), which Restricted Shares shall be issued pursuant to, and have the terms and conditions (including the vesting schedule) set forth in, a Restricted Stock Agreement in the form attached hereto as Exhibit A (the “Restricted Stock Agreement”) and (ii) options to purchase an aggregate of 900,000 shares of Common Stock (the “Stock Options”), which Stock Options shall be issued pursuant to, and have the terms and conditions (including the class of common stock, the exercise price and the vesting schedule) set forth in, a Stock Option Agreement or Agreements in the form or forms attached hereto as Exhibit B (the “Stock Option Agreement(s)” and, collectively with this Agreement and the Restricted Stock Agreement, the “Transaction Documents”). The issuance of the Restricted Shares and the Stock Options to the Employee are collectively referred to herein as the “Issuance” and collectively with the Loan Repayment, the “Transactions.”

B.   Notwithstanding anything herein to the contrary, the Issuance shall be subject to and contingent upon approval by the Company’s stockholders at the Company’s 2003 annual meeting of stockholders (the “Annual Meeting”) of such amendments to the Company’s 1999 Stock Option Plan as may be necessary to effect the Issuance thereunder (the “Amendments”). The Company shall include in its proxy statement relating to the Annual Meeting a proposal seeking approval of the Amendments (the “Proposal”). Further, the Company’s Board of Directors shall recommend that stockholders approve the Proposal, and the Company shall use its best efforts to obtain such approval.

          3.          Deliveries.  Concurrently with the execution and delivery of this Agreement, (i) the Employee shall deliver to the Company a stock certificate or certificates representing all of the Loan Shares, either endorsed to the Company’s order or accompanied by a stock power endorsed to the Company’s order, or other appropriate documentation if the Loan Shares are uncertificated (the “Deliveries”), (ii) the Company shall deliver to the Employee the original of the Note, marked “cancelled” and (iii) the Company and the Employee shall execute and deliver the Restricted Stock Agreement and the Stock Option Agreement(s).

          4.          Satisfaction and Discharge of Loan.  The Company agrees that effective upon the Deliveries, all obligations and other liabilities (including, without limitation, those in respect of principal, interest and any applicable premiums or penalties) of the Employee outstanding under the Note shall be satisfied in full and irrevocably discharged. Concurrently with the completion of the Deliveries, the Pledge Agreement dated as of October 1, 1999 made by the Employee to the Company is hereby terminated and shall be of no further force and effect.

          5.          Representations and Warranties of the Employee. The Employee represents and warrants to the Company as follows:

A. Obligation of the Employee. The Transaction Documents constitute the legal, valid and binding obligation of the Employee, enforceable in accordance with their respective terms.

B.    Non-Contravention.  Neither the execution and delivery of the Transaction Documents, nor the consummation of the Transactions, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Employee is subject or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Employee is a party or by which the Employee is bound or to which the Employee’s assets are subject.

C.    Filings.  Other than compliance with Sections 13(d), 13(g) and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Employee is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or third party in order to consummate the Transactions.

D.    The Loan Shares.  The Employee is the record and beneficial owner of the Loan Shares.  The Employee owns the Loan Shares free and clear of all claims, charges, equities, liens, security interests, pledges, mortgages or encumbrances (other than (i) as will be discharged on or prior to the date hereof and (ii) any restrictions under the Securities Act of 1933, as amended (the “Securities Act”) or state securities laws).

E.    Investment Experience.  The Employee is an “accredited investor” as defined in Rule 501(a) of Regulation D, promulgated under the Securities Act or, if not an “accredited investor,” either alone or with the Employee’s representatives has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of the Transactions.  The Employee is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to enter into and consummate the Transactions.  The Employee acknowledges that the Employee has been afforded the opportunity to ask questions and receive answers from the Company regarding the (i) Company, (ii) Transactions, (iii) Transaction Documents, (iv) Restricted Shares, (v) Stock Options and (vi) Information Statement dated December 18, 2003 with respect to the Transactions, which includes information and an analysis with respect to the Company and the Issuance (the “Information Statement”), and to obtain any additional information reasonably necessary to verify the accuracy of such information, and has received satisfactory answers to any such questions. The Employee further acknowledges that the Employee has been afforded the opportunity to consult the Employee’s own legal, tax and financial advisors regarding the (i) Company, (ii) Transactions, (iii) Transaction Documents, (iv) Restricted Shares, (v) Stock Options and (vi) Information Statement, and that the Employee possesses such business and financial experience to protect the Employee’s own interests in connection with the consummation of the Transactions, and further acknowledges that the Employee has not received and is not relying upon any legal, tax or financial advice from the Company or any of its employees, officers or representatives.

F.   Investment Intent.  The Employee is acquiring the Restricted Shares and the Stock Options for the Employee’s own account for investment purposes only and not with a present view to, or for resale in connection with, any distribution thereof, or any direct or indirect participation in any such distribution, in whole or in part, within the meaning of the Securities Act.  No arrangement exists between the Employee and the Company and any other person regarding the resale or distribution of the Restricted Shares or the Stock Options.  The Employee understands that the right to transfer the Restricted Shares and Stock Options is not permitted absent registration under the Securities Act or an exemption therefrom and that the Employee’s acquisition of the Restricted Shares and the Stock Options has not been and will not be required to be registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Employee’s investment intent as expressed herein.

G.   Tax Return Election.  The Employee acknowledges and understands that the information and analysis with respect to the Issuance provided to the Employee by the Company in the Information Statement assumes that the Employee will not make an election on the Employee’s tax returns relating to the Issuance under Section 83(b) of the Internal Revenue Code of 1986, as amended (a “Section 83(b) Election”). The Employee further acknowledges and understands that if the Employee makes a Section 83(b) Election, the Employee’s tax consequences in respect of the Issuance may be different from that set forth in the Information Statement.

          6.          Representations and Warranties of the Company.  The Company represents and warrants to the Employee as follows:

                       (a)     Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                       (b)     Authorization.  The Company represents and warrants to the Employee that (i) it has all requisite corporate power, capacity and authority and has taken all requisite corporate action to authorize, execute and deliver each of the Transaction Documents, to consummate the Transactions and to carry out and perform all of its obligations under the Transaction Documents and (ii) the Transaction Documents each constitutes the legal, valid and binding obligation of the Company. Except as otherwise described herein, the Company is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or third party in order to consummate the Transactions.

                       (c)     Non-Contravention.  Neither the execution and delivery of the Transaction Documents, nor the consummation of the Transactions, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Company is subject, or violate any provision of its certificate of incorporation or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which its assets are subject.

          7.          Covenants.

                       (a)     The Employee hereby covenants and agrees that (i) the Employee will use the Employee’s best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the Transactions and (ii) in case at any time after the date hereof any further action is necessary to carry out the purposes of the Transaction Documents, the Employee will take such further action (including, without limitation, the execution and delivery of such further instruments and documents) as the Company reasonably may request, all at the sole cost and expense of the Company.

                       (b)     The Company hereby covenants and agrees that (i) it will use its best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the Transactions and (ii) in case at any time after the date hereof any further action is necessary to carry out the purposes of the Transaction Documents, it will take such further action (including, without limitation, the execution and delivery of such further instruments and documents) as the Employee reasonably may request, all at the sole cost and expense of the Company.

          8.          Voting Agreements.  Each Stockholder agrees to vote, or cause to be voted, all shares of common stock of the Company with respect to which such Stockholder has voting power in favor of the Proposal at the Annual Meeting.

          9.          Miscellaneous.

                       (a)     Entire Agreement.  The Transaction Documents constitute the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral (including the Information Statement), to the extent they related in any way to the subject matter hereof.

                       (b)     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of (i) the Parties and their respective successors, assigns, personal representatives, heirs, executors and administrators and (ii) the Stockholders and their respective successors, personal representatives, heirs, executors and administrators. Notwithstanding the foregoing, neither of the Parties may assign either this Agreement or any of their respective rights, interests, or obligations hereunder without the prior written approval of the other Party.

                       (c)     Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                       (d)     Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                       (e)     Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                       (f)     Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Employee and, with respect to any amendment of Section 8 or 9(b) hereof, each of the Stockholders.  No waiver by either Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                       (g)     Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive the execution and delivery hereof and any investigation made by the Company or the Employee.

                       (h)     Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

KIM D. KELLY

INSIGHT COMMUNICATIONS COMPANY, INC.

By:

Name:
Title:

STOCKHOLDERS (Solely With Respect to Sections 8 and 9(b)):

Sidney R. Knafel

Michael S. Willner

Andrew G. Knafel, Joshua Rubenstein and William L. Scherlis
Trustees U/A 11/6/83 F/B/O Douglas R. Knafel
Trustees U/A 9/13/78 F/B/O Andrew G. Knafel
Trustees U/A 9/13/78 F/B/O Douglas R. Knafel
Trustees U/A 7/16/76 F/B/O Andrew G. & Douglas Knafel

Exhibit A

Restricted Stock Agreement

INSIGHT COMMUNICATIONS COMPANY, INC.
1999 STOCK OPTION PLAN

RESTRICTED STOCK AGREEMENT

          AGREEMENT, dated as of December 23, 2002 (“Grant Date”), between Insight Communications Company, Inc., a Delaware corporation (the “Company”), and Kim D. Kelly (the “Grantee”).

W I T N E S S E T H:

          WHEREAS, on June 24, 1999, the Board of Directors of the Company (the “Board”) adopted the Insight Communications Company, Inc. 1999 Stock Option Plan (the “Plan”), which Plan authorizes the grant of options to purchase shares of common stock, $.01 par value (“Common Stock”), of the Company to directors, officers and employees of the Company and to other individuals; and

          WHEREAS, the Board has approved an amendment and restatement of the Plan, which, among other things, (i) increases the number of shares of Common Stock authorized for issuance under the Plan and (ii) authorizes the grant of restricted stock, and the Board has proposed to submit the amended and restated Plan for shareholder approval at the Company’s next annual meeting of its shareholders (the term Plan as used herein shall refer to such amendment and restatement of the Plan); and

          WHEREAS, the Company, upon the authorization and direction of the Board, and the Grantee and certain shareholders of the Company have entered into an Agreement dated as of December 23, 2002, pursuant to which the Company has, among other things, agreed to grant the restricted stock documented herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

10.  Grant of Restricted Stock.  Subject to the terms and conditions of the Plan and as set forth herein, the Company hereby grants to the Grantee, as of the date hereof, 450,000 shares of Class B Common Stock of the Company (“Restricted Stock”).

11.  Transfer Restrictions and Stock Power.  The Restricted Stock may not be sold, assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any subsidiary of the Company.  The Restricted Stock shall be subject to a risk of forfeiture upon the Grantee’s Termination of Employment (as defined in Section 3 below) until the end of the Vesting Date (as defined in Section 3 below).

          Certificates representing the Restricted Stock will be held by the Company for the Grantee until the Vesting Date.  Upon issuance of the shares of Restricted Stock in the Grantee’s name, the Grantee will be the holder of record of the Restricted Stock and will have all rights of a shareholder with respect to such shares (including the right to vote such shares at any meeting of shareholders of the Company and the right to receive all dividends paid with respect to such shares), subject only to the terms and conditions imposed by this Agreement.  The Grantee agrees to sign and deliver to the Company a stock power relating to the Restricted Stock.

          If any shares of Restricted Stock are forfeited hereunder at any time prior to the Vesting Date of such shares of Restricted Stock, appropriate officers of the Company shall direct the transfer agent and registrar of the Company’s Common Stock to make appropriate entries upon their records showing cancellation of the certificate or certificates for such Restricted Stock.

          Upon vesting of any shares of Restricted Stock hereunder in accordance with Section 3 or Section 4 below, and the Grantee’s delivery to the Company of the amount necessary to satisfy the Company’s federal, state and local employment and income tax withholding obligation as provided in Section 9, the Company shall cancel the stock power with respect to such vested shares of Restricted Stock and the Company shall deliver such shares to the Grantee.  Thereafter, such shares shall cease to be Restricted Stock and shall be nonforfeitable and freely transferable, except as provided in Section 7.

12.  Vesting.  The number of shares of Restricted Stock set forth below shall vest as of the Vesting Dates specified in the Table below, provided that the Grantee has not had a Termination of Employment (as defined below) prior to such Vesting Date.

Vesting Date	Number of Shares of Restricted Stock Vesting

11/15/03	90,000
11/15/04	90,000
11/15/05	90,000
11/15/06	90,000
11/15/07	90,000

For purposes of this Agreement, the Grantee will have a “Termination of Employment” on the date the Grantee ceases, for any or no reason, to provide services to the Company or any of its subsidiaries in the capacity of an employee.  Except as provided in Section 4, if the Grantee’s has a Termination of Employment prior to the Vesting Date, the Grantee will immediately forfeit all remaining shares of Restricted Stock, and all of the Grantee’s rights to and interest in the Restricted Stock shall terminate upon forfeiture without payment of any consideration.

13.  Acceleration of Vesting.  Notwithstanding Section 3, upon (i) the Grantee’s Termination of Employment due to death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), or (ii) a Change of Control of the Company (as defined below) if the Grantee has not had a Termination of Employment prior to such Change of Control, all shares of Restricted Stock granted hereunder shall immediately vest.

          A “Change of Control” of the Company shall mean the occurrence of any of the following events:

          (1)     the distribution of proceeds to the shareholders of the Company in connection with the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Company to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”);

(2) the liquidation or dissolution of the Company;

          (3)     the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction where the voting securities of the Company outstanding immediately prior to such transaction are converted into or exchanged for voting securities of the surviving or transferee Person constituting 50% or more of the combined voting power of the outstanding shares of such voting securities of such surviving or transferee Person (immediately after giving effect to such issuance);

          (4)     the consummation of any transaction the result of which is that any Person (other than Sidney R. Knafel, Michael S. Willner and Kim D. Kelly, or their “affiliates” (as that term is defined in Rule 12b-2 under the Exchange Act) becomes the “beneficial owner” (as that term is defined Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of the Board, measured by voting power rather than number of shares; or

          (5)     during any consecutive two-year period, the first day on which individuals who constituted the Board as of the beginning of such two-year period (together with any new directors who were nominated for election or elected to such Board with the approval of a majority of the individuals who were members of such Board, or whose nomination or election was previously so approved at the beginning of such two-year period) cease to constitute a majority of the Board.

14.  No Special Employment Rights.  Neither the granting of the Restricted Stock nor the vesting of such Restricted Stock shall be construed to confer upon the Grantee any right with respect to the continuation of the Grantee’s employment by the Company (or any subsidiary of the Company) or interfere in any way with the right of the Company (or any subsidiary of the

Company), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence as of the date hereof.

15.  Restricted Stock Grant Subject to Shareholder Approval of Plan Amendment.
Notwithstanding anything herein to the contrary, the grant of the Restricted Stock documented herein shall be subject to and contingent upon ratification or approval by the Company’s shareholders at the Company’s next annual meeting of shareholders (the “Annual Shareholders’ Meeting”) of the amendment and restatement of the Plan, among other things, to (i) increase the number of shares of Common Stock authorized for issuance under the Plan and (ii) provide for the grant of restricted stock.  The Company shall use its best efforts to include in its next proxy statement delivered to shareholders relating to the Annual Shareholders’ Meeting a proposal or proposals approving or ratifying such amendment and restatement of the Plan.

16.  Investment Intent; Transfer Restrictions.  The Grantee is acquiring the Restricted Stock for the Grantee’s own account for investment purposes only and not with a present view to, or for resale in connection with, any distribution thereof, or any direct or indirect participation in any such distribution, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  No arrangement exists between the Grantee and the Company and any other person regarding the resale or distribution of the Restricted Stock.  The Grantee understands that the right to transfer shares of Restricted Stock or unrestricted Common Stock obtained upon vesting of the Restricted Stock is not permitted absent registration under the Securities Act or an exemption therefrom.

          The Company may, without liability for its good faith actions, place legend restrictions upon the Restricted Stock or unrestricted Common Stock obtained upon vesting of the Restricted Stock and issue “stop transfer” instructions requiring compliance with applicable securities laws and the terms of the Restricted Stock.

17.  Amendment.  Subject to the terms and conditions of the Plan, the Board or the committee appointed by the Board to administer this Plan (the “Committee”), whichever shall then have authority to administer the Plan, may amend this Agreement with the consent of the Grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

18.  Tax Withholding.  Whenever any Restricted Stock vests under the terms of this Agreement, the Grantee must remit or, in appropriate cases, agree to remit when due, the minimum amount necessary to satisfy all of the Company’s federal, state and local withholding (including FICA) tax requirements relating to the vesting of such shares of Restricted Stock.  The Committee may require you to satisfy these minimum withholding tax obligations by any (or a combination) of the following means: (i) a cash payment; (ii) withholding from compensation otherwise payable to the Grantee; (iii) authorizing the Company to withhold from the shares of Common Stock deliverable to the Grantee as a result of the vesting of Restricted Stock, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation; or (iv) delivering to the Company unencumbered “Mature Share” (as defined below) of Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation.  The Committee may approve delivery to the Company of Mature Shares up to the total amount of the Grantee’s tax liability with respect to the exercise of the Option. The Company will not deliver to the Grantee the shares of Common Stock otherwise deliverable to the Grantee as a result of the vesting of Restricted Stock unless the Grantee remits (or in appropriate cases agree to remit) all withholding tax requirements relating to the vesting of Restricted Stock.

          The term “Mature Shares” as used herein shall mean shares of Common Stock for which the holder has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

19.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Grantee, to the address as appearing on the records of the Company. Such communication or notice shall be deemed given if and when (a) properly addressed and posted by registered or certified mail, postage prepaid, or (b) delivered by hand.

20.  Incorporation of Plan by Reference.  The Restricted Stock is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.  The Board or the Committee, whichever shall then have authority to administer the Plan, shall interpret and construe the Plan and this Agreement, and their interpretations and determinations shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

21.  Governing Law.  The validity, construction and interpretation of this Agreement shall be governed by and determined in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

INSIGHT COMMUNICATIONS COMPANY, INC.

By:

GRANTEE:

Kim D. Kelly

Exhibit B

Stock Option Agreement(s)

INSIGHT COMMUNICATIONS COMPANY, INC.
1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

          AGREEMENT, dated as of December 23, 2002 (“Grant Date”), between Insight Communications Company, Inc., a Delaware corporation (the “Company”), and Kim D. Kelly (the “Optionee”).

W I T N E S S E T H:

          WHEREAS, on June 24, 1999, the Board of Directors of the Company (the “Board”) adopted the Insight Communications Company, Inc. 1999 Stock Option Plan (the “Plan”), which Plan authorizes the grant of options to purchase shares of common stock, $.01 par value (“Common Stock”), of the Company to directors, officers and employees of the Company and to other individuals; and

          WHEREAS, the Board has approved an amendment and restatement of the Plan, which, among other things, increases the number of shares of Common Stock authorized for issuance under the Plan, and the Board has proposed to submit the amended and restated Plan for shareholder approval at the Company’s next annual meeting of its shareholders (the term Plan as used herein shall refer to such amendment and restatement of the Plan); and

          WHEREAS, the Company, upon the authorization and direction of the Board, and the Optionee and certain shareholders of the Company have entered into an Agreement dated as of December 23, 2002, pursuant to which the Company has, among other things, agreed to grant the option documented herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

22.  Grant of Option.  Subject to the terms and conditions of the Plan and as set forth herein, the Company hereby grants to the Optionee, as of the date hereof, an option (the “Option”) to purchase from the Company all or any part of an aggregate number of 303,059 shares of Class A Common Stock (the “Class A Optioned Shares”) and 296,941 shares of Class B Common Stock (the “Class B Optioned Shares”).  The Class A Optioned Shares and Class B Optioned Shares shall be referred to collectively as the “Optioned Shares.”

23.  Non-qualified Stock Option.  The Option is intended by the parties to be a non-qualified stock option and shall not be treated as an “incentive stock option” (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)).

24.  Installment Exercise.  Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall become exercisable on the dates set forth below and the Optionee shall have the right hereunder to purchase from the Company at a per share price (“Option Price”) equal to the fair market value of a share of Class A Common Stock as of the Grant Date, as set forth below, the indicated number of Optioned Shares upon exercise of the Option, on and after such dates, in cumulative fashion:

Exercise Date	Cumulative Number of Class A Optioned Shares	Cumulative Number of Class B Optioned Shares	Option Price

1st Anniversary of the Grant Date	0	120,000	$12.83
2nd Anniversary of the Grant Date	0	240,000	$12.83
3rd Anniversary of the Grant Date	63,059	296,941	$12.83
4th Anniversary of the Grant Date	183,059	296,941	$12.83
5th Anniversary of the Grant Date	303,059	296,941	$12.83

25.  Acceleration of Vesting on Change of Control of the Company.  Immediately upon a Change of Control of the Company (as defined below), the Option shall become exercisable with respect to the full number of Optioned Shares not previously exercised, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so on the date of such Change of Control of the Company.

          A “Change of Control” of the Company shall mean the occurrence of any of the following events:

          (1)     the distribution of proceeds to the shareholders of the Company in connection with the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Company to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”);

(2) the liquidation or dissolution of the Company;

          (3)     the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction where the voting securities of the Company outstanding immediately prior to such transaction are converted into or exchanged for voting securities of the surviving or transferee Person constituting 50% or more of the combined voting power of the outstanding shares of such voting securities of such surviving or transferee Person (immediately after giving effect to such issuance);

          (4)     the consummation of any transaction the result of which is that any Person (other than Sidney R. Knafel, Michael S. Willner and Kim D. Kelly, or their “affiliates” (as that term is defined in Rule 12b-2 under the Exchange Act) becomes the “beneficial owner” (as that term is defined Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of the Board, measured by voting power rather than number of shares; or

          (5)     during any consecutive two-year period, the first day on which individuals who constituted the Board as of the beginning of such two-year period (together with any new directors who were nominated for election or elected to such Board with the approval of a majority of the individuals who were members of such Board, or whose nomination or election was previously so approved at the beginning of such two-year period) cease to constitute a majority of the Board.

26.  Minimum Number of Optioned Shares Subject to Option Exercise.  The Option may not be exercised with respect to less than 100 Optioned Shares (or the Optioned Shares then subject to purchase under the Option, if less than 100 shares) or for any fractional shares.

27.  Termination of Option.

          (a)     The Option, to the extent not previously exercised, shall terminate and become null and void upon the expiration of 10 years after the date hereof (the “Option Term”).

A.  Subject to the provisions of Section 7 hereof, and except as otherwise provided in this Section 6, upon the Optionee’s ceasing for any reason to be employed by the Company or any of its subsidiaries (such occurrence being a “termination of the Optionee’s employment”), the Option, to the extent not previously exercised, shall terminate and become null and void three months after such termination of the Optionee’s employment, or upon the expiration of the Option Term, whichever occurs first.

B.  Upon a termination of the Optionee’s employment for “cause” (as determined by the Board in its sole discretion), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Optionee’s employment.

C.  Upon a termination of the Optionee’s employment by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code) or by reason of the death of the Optionee, the Option, to the extent not previously exercised, shall terminate and become null and void twelve months after such termination of the Optionee’s employment, or upon the expiration of the Option Term, whichever occurs first.

28.  Exercisability.

          (a)     Except as otherwise provided in Section 4 or in this Section 7, upon a termination of the Optionee’s employment, the Option shall be exercisable only to the extent that the Option (i) was exercisable immediately prior to such termination of the Optionee’s employment and (ii) has not terminated pursuant to Section 6.

          (b)     Upon a termination of the Optionee’s employment by reason of permanent disability or by reason of the death of the Optionee, the Option shall immediately upon the date of such termination of the Optionee’s employment become exercisable with respect to the full number of Optioned Shares not previously exercised, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so on such date. To the extent exercisable, the Option may be exercised by a legal representative on behalf of the Optionee in the event of such permanent disability, or, in the case of the death of the Optionee, by the estate of the Optionee or by any person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee.

29.  Manner of Exercise.

          (a)     The Option may be exercised in full at one time or in part from time to time for the number of Optioned Shares then exercisable by giving written notice, signed by the person exercising the Option, to the Company, stating the number of Optioned Shares with respect to which the Option is being exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice.

          (c)     Full payment by the Optionee of the Option Price for each Optioned Share purchased shall be made on or before the exercise date specified in the notice of exercise by delivery of (i) cash or a check payable to the order of the Company in an amount equal to such Option Price, (ii) shares of Common Stock owned by the Optionee having a fair market value equal in amount to such Option Price, or (iii) any combination of the preceding clauses (i) and (ii).

A.  The Company shall be under no obligation to issue any Optioned Shares unless the person exercising the Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and substance to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that the Optionee is acquiring such Optioned Shares for the Optionee’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Optioned Shares, and that the Optionee will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law.

B.  Upon exercise of the Option in the manner prescribed by this Section 8, delivery of a certificate for the Optioned Shares then being purchased shall be made at the principal office of the Company to the person exercising the Option within a reasonable time after the date of exercise specified in the notice of exercise.

30.  Non-Transferability of Option.  The Option shall not be assignable or transferable by the Optionee other than by will or the laws of descent, and shall be exercisable during the lifetime of the Optionee only by the Optionee. The Option shall terminate and become null and void immediately upon the bankruptcy of the Optionee, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

31.  No Special Employment Rights.  Neither the granting of the Option nor its exercise shall be construed to confer upon the Optionee any right with respect to the continuation of the Optionee’s employment by the Company (or any subsidiary of the Company) or interfere in any way with the right of the Company (or any subsidiary of the Company), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence as of the date hereof.

32.  Option Grant Subject to Shareholder Approval of Plan Amendment.  Notwithstanding anything herein to the contrary, the grant of the Option documented herein shall be subject to and contingent upon ratification or approval by the Company’s shareholders at the Company’s next annual meeting of shareholders (the “Annual Meeting”) of an amendment and restatement of the Plan, among other things, to increase the number of shares of Common Stock authorized for issuance under the Plan.  The Company shall use its best efforts to include in its next proxy statement delivered to shareholders relating to the Annual Meeting a proposal or proposals approving or ratifying such amendment to the Plan.

33.  No Rights of Stockholder.  The Optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to the Option except to the extent that the Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the Optionee.

34.  Amendment.  Subject to the terms and conditions of the Plan, the Board or the committee appointed by the Board to administer this Plan (the “Committee”), whichever shall then have authority to administer the Plan, may amend this Agreement with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

35.  Tax Withholding.  Whenever any Optioned Shares are purchased under the terms of this Agreement, the Optionee must remit or, in appropriate cases, agree to remit when due, the minimum amount necessary to satisfy all of the Company’s federal, state and local withholding (including FICA) tax requirements relating to the purchase of such Optioned Shares.  The Committee may require you to satisfy these minimum withholding tax obligations by any (or a combination) of the following means: (i) a cash payment; (ii) withholding from compensation otherwise payable to the Optionee; (iii) authorizing the Company to withhold from the Optioned Shares deliverable to the Optionee as a result of the exercise of the Option, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation; or (iv) delivering to the Company unencumbered “Mature Shares” (as defined below) of Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation.  The Committee may approve delivery to the Company of Mature Shares up to the total amount of the Optionee’s tax liability with respect to the exercise of the Option. The Company will not deliver to the Optionee the Optioned Shares purchased pursuant to the exercise of the Option unless the Optionee remits (or in appropriate cases agree to remit) all withholding tax requirements relating to the purchase of such Optioned Shares as described above.

          The term “Mature Shares” as used herein shall mean shares of Common Stock for which the holder has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

36.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Optionee, to the address as appearing on the records of the Company. Such communication or notice shall be deemed given if and when (a) properly addressed and posted by registered or certified mail, postage prepaid, or (b) delivered by hand.

37.  Incorporation of Plan by Reference.  The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.  The Board or the Committee, whichever shall then have authority to administer the Plan, shall interpret and construe the Plan and this Agreement, and their interpretations and determinations shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

38.  Governing Law.  The validity, construction and interpretation of this Agreement shall be governed by and determined in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

INSIGHT COMMUNICATIONS COMPANY, INC.

By:

OPTIONEE:

Kim D. Kelly

INSIGHT COMMUNICATIONS COMPANY, INC.
1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

          AGREEMENT, dated as of December 23, 2002 (“Grant Date”), between Insight Communications Company, Inc., a Delaware corporation (the “Company”), and Kim D. Kelly (the “Optionee”).

W I T N E S S E T H:

          WHEREAS, on June 24, 1999, the Board of Directors of the Company (the “Board”) adopted the Insight Communications Company, Inc. 1999 Stock Option Plan (the “Plan”), which Plan authorizes the grant of options to purchase shares of common stock, $.01 par value (“Common Stock”), of the Company to directors, officers and employees of the Company and to other individuals; and

          WHEREAS, the Board has approved an amendment and restatement of the Plan, which, among other things, increases the number of shares of Common Stock authorized for issuance under the Plan, and the Board has proposed to submit the amended and restated Plan for shareholder approval at the Company’s next annual meeting of its shareholders (the term Plan as used herein shall refer to such amendment and restatement of the Plan); and

          WHEREAS, the Company, upon the authorization and direction of the Board, and the Optionee and certain shareholders of the Company have entered into an Agreement dated as of December 23, 2002, pursuant to which the Company has, among other things, agreed to grant the option documented herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

39.  Grant of Option.  Subject to the terms and conditions of the Plan and as set forth herein, the Company hereby grants to the Optionee, as of the date hereof, an option (the “Option”) to purchase from the Company all or any part of an aggregate number of 300,000 shares of Class A Common Stock (the “Optioned Shares”).

40.  Non-qualified Stock Option.  The Option is intended by the parties to be a non-qualified stock option and shall not be treated as an “incentive stock option” (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)).

41.  Installment Exercise.  Subject to such further limitations as are provided in the Plan and as set forth herein, the Option shall become exercisable on the dates set forth below and the Optionee shall have the right hereunder to purchase from the Company at a per share price (“Option Price”) equal to the fair market value of a share of Class A Common Stock as of the Grant Date, as set forth below, the indicated number of Optioned Shares upon exercise of the

Option, on and after such dates, in cumulative fashion:

Exercise Date	Cumulative Number of Optioned Shares	Option Price

9th Anniversary of the Grant Date	300,000	$12.83

42.  Acceleration of Vesting on Change of Control of the Company.  Immediately upon a Change of Control of the Company (as defined below), the Option shall become exercisable with respect to the full number of Optioned Shares not previously exercised, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so on the date of such Change of Control of the Company.

          A “Change of Control” of the Company shall mean the occurrence of any of the following events:

          (1)     the distribution of proceeds to the shareholders of the Company in connection with the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Company to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), provided that such proceeds equal or exceed $24.50 per share of Common Stock;

          (2)     the liquidation or dissolution of the Company and receipt by the shareholders of the Company of distributions upon such liquidation or dissolution in an amount equal to or exceeding $24.50 per share of Common Stock;

          (3)     the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the shareholders of the Company receive cash, securities or other property having an aggregate fair market value equal to or exceeding $24.50 per share of Common Stock, other than any such transaction where the voting securities of the Company outstanding immediately prior to such transaction are converted into or exchanged for voting securities of the surviving or transferee Person constituting 50% or more of the combined voting power of the outstanding shares of such voting securities of such surviving or transferee Person (immediately after giving effect to such issuance);

          (4)     the consummation of any transaction the result of which is that (i) any Person (other than Sidney R. Knafel, Michael S. Willner and Kim D. Kelly, or their “affiliates” (as that term is defined in Rule 12b-2 under the Exchange Act) becomes the “beneficial owner” (as that term is defined Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of the Board, measured by voting power rather than number of shares, and (ii) the shareholders of the Company receive cash, securities or other property having an aggregate fair market value equal to or exceeding $24.50 per share of Common Stock; or

          (5)     during any consecutive two-year period, the first day on which the individuals who constituted the Board as of the beginning of such two-year period (together with any new directors who were nominated for election or elected to such Board with the approval of a majority of the individuals who were members of such Board, or whose nomination or election was previously so approved at the beginning of such two-year period) cease to constitute a majority of the Board; provided, however that the fair market value per share of Common Stock on such date equals or exceeds $24.50.

43.  Minimum Number of Optioned Shares Subject to Option Exercise.  The Option may not be exercised with respect to less than 100 Optioned Shares (or the Optioned Shares then subject to purchase under the Option, if less than 100 shares) or for any fractional shares.

44.  Termination of Option.

          (a)     The Option, to the extent not previously exercised, shall terminate and become null and void upon the expiration of 10 years after the date hereof (the “Option Term”).

A.   Subject to the provisions of Section 7 hereof, and except as otherwise provided in this Section 6, upon the Optionee’s ceasing for any reason to be employed by the Company or any of its subsidiaries (such occurrence being a “termination of the Optionee’s employment”), the Option, to the extent not previously exercised, shall terminate and become null and void three months after such termination of the Optionee’s employment, or upon the expiration of the Option Term, whichever occurs first.

B.   Upon a termination of the Optionee’s employment for “cause” (as determined by the Board in its sole discretion), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Optionee’s employment.

C.   Upon a termination of the Optionee’s employment by reason of permanent disability (within the meaning of Section 22(e)(3) of the Code) or by reason of the death of the Optionee, the Option, to the extent not previously exercised, shall terminate and become null and void twelve months after such termination of the Optionee’s employment, or upon the expiration of the Option Term, whichever occurs first.

45.  Exercisability.

          (a)     Except as otherwise provided in Section 4 or in this Section 7, upon a termination of the Optionee’s employment, the Option shall be exercisable only to the extent that the Option (i) was exercisable immediately prior to such termination of the Optionee’s employment and (ii) has not terminated pursuant to Section 6.

          (d)     Upon a termination of the Optionee’s employment by reason of permanent disability or by reason of the death of the Optionee, the Option shall immediately upon the date of such termination of the Optionee’s employment become exercisable with respect to the full number of Optioned Shares not previously exercised, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so on such date. To the extent exercisable, the Option may be exercised by a legal representative on behalf of the Optionee in the event of such permanent disability, or, in the case of the death of the Optionee, by the estate of the Optionee or by any person or persons who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee.

46.  Manner of Exercise.

          (a)     The Option may be exercised in full at one time or in part from time to time for the number of Optioned Shares then exercisable by giving written notice, signed by the person exercising the Option, to the Company, stating the number of Optioned Shares with respect to which the Option is being exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice.

          (e)     Full payment by the Optionee of the Option Price for each Optioned Share purchased shall be made on or before the exercise date specified in the notice of exercise by delivery of (i) cash or a check payable to the order of the Company in an amount equal to such Option Price, (ii) shares of Common Stock owned by the Optionee having a fair market value equal in amount to such Option Price, or (iii) any combination of the preceding clauses (i) and (ii).

A.   The Company shall be under no obligation to issue any Optioned Shares unless the person exercising the Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and substance to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that the Optionee is acquiring such Optioned Shares for the Optionee’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Optioned Shares, and that the Optionee will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law.

B.   Upon exercise of the Option in the manner prescribed by this Section 8, delivery of a certificate for the Optioned Shares then being purchased shall be made at the principal office of the Company to the person exercising the Option within a reasonable time after the date of exercise specified in the notice of exercise.

47.  Non-Transferability of Option.  The Option shall not be assignable or transferable by the Optionee other than by will or the laws of descent, and shall be exercisable during the lifetime of the Optionee only by the Optionee. The Option shall terminate and become null and void immediately upon the bankruptcy of the Optionee, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

48.  No Special Employment Rights.  Neither the granting of the Option nor its exercise shall be construed to confer upon the Optionee any right with respect to the continuation of the Optionee’s employment by the Company (or any subsidiary of the Company) or interfere in any way with the right of the Company (or any subsidiary of the Company), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence as of the date hereof.

49.  Option Grant Subject to Shareholder Approval of Plan Amendment.  Notwithstanding anything herein to the contrary, the grant of the Option documented herein shall be subject to and contingent upon ratification or approval by the Company’s shareholders at the Company’s next annual meeting of shareholders (the “Annual Meeting”) of an amendment and restatement of the Plan, among other things, to increase the number of shares of Common Stock authorized for issuance under the Plan.  The Company shall use its best efforts to include in its next proxy statement delivered to shareholders relating to the Annual Meeting a proposal or proposals approving or ratifying such amendment to the Plan.

50.  No Rights of Stockholder.  The Optionee shall not be deemed for any purpose to be a shareholder of the Company with respect to the Option except to the extent that the Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the Optionee.

51.  Amendment.  Subject to the terms and conditions of the Plan, the Board or the committee appointed by the Board to administer this Plan (the “Committee”), whichever shall then have authority to administer the Plan, may amend this Agreement with the consent of the Optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

52.  Tax Withholding.  Whenever any Optioned Shares are purchased under the terms of this Agreement, the Optionee must remit or, in appropriate cases, agree to remit when due, the minimum amount necessary to satisfy all of the Company’s federal, state and local withholding (including FICA) tax requirements relating to the purchase of such Optioned Shares.  The Committee may require you to satisfy these minimum withholding tax obligations by any (or a combination) of the following means: (i) a cash payment; (ii) withholding from compensation otherwise payable to the Optionee; (iii) authorizing the Company to withhold from the Optioned Shares deliverable to the Optionee as a result of the exercise of the Option, a number of shares having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation; or (iv) delivering to the Company unencumbered “Mature Shares” (as defined below) of Common Stock having a fair market value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation.  The Committee may approve delivery to the Company of Mature Shares up to the total amount of the Optionee’s tax liability with respect to the exercise of the Option. The Company will not deliver to the Optionee the Optioned Shares purchased pursuant to the exercise of the Option unless the Optionee remits (or in appropriate cases agree to remit) all withholding tax requirements relating to the purchase of such Optioned Shares as described above.

          The term “Mature Shares” as used herein shall mean shares of Common Stock for which the holder has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

53.  Notices.  Any communication or notice required or permitted to be given hereunder shall be in writing, and, if to the Company, to its principal place of business, attention: Secretary, and, if to the Optionee, to the address as appearing on the records of the Company. Such communication or notice shall be deemed given if and when (a) properly addressed and posted by registered or certified mail, postage prepaid, or (b) delivered by hand.

54.  Incorporation of Plan by Reference.  The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan.  The Board or the Committee, whichever shall then have authority to administer the Plan, shall interpret and construe the Plan and this Agreement, and their interpretations and determinations shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

55.  Governing Law.  The validity, construction and interpretation of this Agreement shall be governed by and determined in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

INSIGHT COMMUNICATIONS COMPANY, INC.

By:

OPTIONEE:

Kim D. Kelly